SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

GOLDEN STAR RESOURCES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement)

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
GOLDEN STAR RESOURCES LTD.
Littleton, Colorado

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Golden Star Resources Ltd. (the “Company”) will be held at 2:30 p.m. (Toronto time) on Thursday, May 29, 2003, in the Manitoba Room, at The Fairmont Royal York Hotel, 100 Front Street West, Toronto, Ontario, Canada M5J 1E3 for the following purposes:

1.	to receive the report of the directors to the shareholders and the consolidated financial statements of the Company, together with the auditors’ report thereon, for the fiscal year ended December 31, 2002;

2.	to elect directors until the next annual general meeting;

3.	to appoint auditors to hold office until the next annual general meeting at a remuneration to be fixed by the directors; and

4.	to transact such other business as may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed the close of business on April 22, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accompanying this Notice of Meeting are (i) a proxy statement and management information circular, (ii) a form of proxy, and (iii) a reply card for use by shareholders who wish to receive the Company’s interim financial statements. The Company’s 2002 Annual Report containing the audited comparative financial statements of the Company as at and for the year ended December 31, 2002 and the related management’s discussion and analysis thereon also accompany this Notice of Meeting.

If you are a registered shareholder of the Company and do not expect to attend the meeting in person, please promptly complete and sign the enclosed proxy form and return it in the self-addressed envelope for receipt by 2:30 p.m. (Toronto time) on Tuesday, May 27, 2003. If you receive more than one proxy form because you own shares registered in different names or addresses, each proxy form should be completed and returned.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and sign the materials in accordance with the instructions provided to you by such broker or other intermediary.

Dated at Littleton, Colorado, this 24th day of April, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Allan J. Marter Senior Vice President, Chief Financial Officer and Secretary

NOTICE OF MEETING

- and -

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL MEETING OF
COMMON SHAREHOLDERS OF

GOLDEN STAR RESOURCES LTD.

THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF ALL COMMON SHAREHOLDERS.

TO BE HELD AT:

THE FAIRMONT ROYAL YORK HOTEL
100 Front Street West
Toronto, Ontario, Canada M5J 1E3

In the Manitoba Room on Thursday, May 29, 2003
at 2:30 p.m. (Toronto Time)

SOLICITATION OF PROXIES
APPOINTMENT AND REVOCATION OF PROXIES
ADVICE TO BENEFICIAL SHAREHOLDERS
VOTING OF PROXIES
VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
A. Compensation of Directors
B. Compensation of Officers
C. Compensation Committee Report on Executive Compensation
D. Performance Graph
AUDIT COMMITTEE REPORT
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
PRINCIPAL ACCOUNTING FIRM FEES
LIABILITY INSURANCE
INDEBTEDNESS OF DIRECTORS AND OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PARTICULARS OF MATTERS TO BE ACTED UPON
(a) Report to Shareholders
(b) Election of Directors
(c) Appointment of Auditor
AVAILABILITY OF DOCUMENTS
ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE
2002 ANNUAL REPORT
2004 SHAREHOLDER PROPOSALS
OTHER MATTERS
GENERAL
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTIFICATE

SOLICITATION OF PROXIES	3
APPOINTMENT AND REVOCATION OF PROXIES	4
ADVICE TO BENEFICIAL SHAREHOLDERS	4
VOTING OF PROXIES	5
VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	7
A. COMPENSATION OF DIRECTORS	7
B. COMPENSATION OF OFFICERS	9
C. COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	14
D. PERFORMANCE GRAPH	15
AUDIT COMMITTEE REPORT	16
STATEMENT OF CORPORATE GOVERNANCE PRACTICES	17
PRINCIPAL ACCOUNTING FIRM FEES	20
LIABILITY INSURANCE	20
INDEBTEDNESS OF DIRECTORS AND OFFICERS	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
PARTICULARS OF MATTERS TO BE ACTED UPON	21
(A) REPORT TO SHAREHOLDERS	22
(B) ELECTION OF DIRECTORS	22
(C) APPOINTMENT OF AUDITOR	23
AVAILABILITY OF DOCUMENTS	24
ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE	24
2002 ANNUAL REPORT	25
2004 SHAREHOLDER PROPOSALS	25
OTHER MATTERS	25
GENERAL	25
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25
CERTIFICATE	26

GOLDEN STAR RESOURCES LTD.
10579 Bradford Road, Suite 103
Littleton, Colorado, USA 80127-4247

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

MAY 29, 2003

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED.

NOTE:  Shareholders who do not hold their common shares in their own name, as registered shareholders, should read “Advice to Beneficial Shareholders” within for an explanation of their rights.

The information in this management information circular is as of April 1, 2003 unless otherwise indicated.

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD. (the “Company”) for the annual general meeting of the shareholders of the Company (the “Meeting”) to be held on Thursday, May 29, 2003, at 2:30 p.m. (Toronto time) in the Manitoba Room at The Fairmont Royal York Hotel, 100 Front Street West, in Toronto, Ontario, Canada M5J 1E3 or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. This Management Information Circular and the accompanying proxy are expected to be sent to the shareholders on or about April 30, 2003.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Company, at a nominal cost. In accordance with the applicable laws, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Company may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Instrument of Proxy, Peter J. Bradford, President and Chief Executive Officer, of Littleton, Colorado, or failing him, Allan J. Marter, Senior Vice President, Chief Financial Officer and Secretary, of Littleton, Colorado, have been selected by the directors of the Company and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN PETER J. BRADFORD OR ALLAN J. MARTER, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and provide instructions on how the shareholder’s common shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to Attention: Proxy Department, CIBC Mellon Trust Company, #6, 200 Queens Quay East, Toronto, Ontario, Canada M5A 4K9, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Company, being Suite 1900, 885 West Georgia Street Vancouver, British Columbia, Canada V6C 3H4, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any votes in respect of which the proxy is to be used shall have been taken. In addition, a proxy may be revoked by the shareholder personally attending at the meeting, registering with the scrutineers and voting his common shares.

ADVICE TO BENEFICIAL SHAREHOLDERS

The information set forth in this section is of significant importance to many shareholders of the Company as a substantial number of shareholders do not hold their common shares of the Company in their own names. Shareholders of the Company who do not hold their common shares in their own names (referred to herein as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then, in almost all cases, those shares will not be registered in the shareholder’s name on the records of the Company. Such shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares of the Company held by brokers or their agents or nominees may in certain instances be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, a broker and its agents and nominees are prohibited from voting shares for the broker’s clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory rules require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication (“ADP”) formerly Independent Investor Communications Corporation. ADP typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial Shareholder receiving a proxy with an ADP sticker on it cannot use that proxy to vote common shares directly at the Meeting – the proxy must be returned to ADP well in advance of the Meeting in order to have the common shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares of the Company registered in the name of his broker (or an agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote such common shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the Instrument of Proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

VOTING OF PROXIES

The persons named in the enclosed Instrument of Proxy are directors and/or officers of the Company who have indicated their willingness to represent as proxy the shareholders who appoint them. Each shareholder may instruct his proxy how to vote his common shares by completing the blanks on the Instrument of Proxy.

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the Instrument of Proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The enclosed Instrument of Proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Company is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.

VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company has authorized capital consisting of an unlimited number of common shares (the “Common Shares”) and an unlimited number of first preferred shares (the “First Preferred Shares”). As of April 17, 2003, 107,484,251 Common Shares and no First Preferred Shares were issued and outstanding.

The board of directors of the Company (the “Board”) has fixed April 22, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Each Common Share outstanding on the record date carries the right to one vote. The Company has caused to be prepared a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder’s name except to the extent that (a) such shareholder has transferred the ownership of such Common Share after the date on which the list was prepared and (b) the transferee of such Common Share produces a properly endorsed share certificate or otherwise establishes that the transferee owns such Common Share and demands not later than ten days before the Meeting that the transferee’s name be included in the list in which case the transferee will be entitled to vote such Common Share at the Meeting. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of ten days prior to the Meeting, at the office of CIBC Mellon Trust Company at 1600, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1.

Under the Company’s Bylaws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled.

The following table shows the number of Common Shares beneficially owned, as of April 17, 2003, by each person known to the Company or its directors or senior officers to be the beneficial owner of more than 5% of its outstanding Common Shares, by each director and director nominees of the Company, by each executive officer named in the table titled “Summary Compensation Table” and by all directors, director nominees and executive officers of the

Company as a group. All information is taken from or based upon ownership filings made by such persons with the U.S. Securities and Exchange Commission (“SEC”) or upon information provided by such persons to us. Unless otherwise noted, we believe that each person shown below has sole investment and voting power over the Common Shares owned.

Name of Beneficial Owner and Address if	Number of Common Shares		Percent of Common Shares
required	Beneficially Owned(1)		Beneficially Owned

Synder Capital Managemenet Inc. 350 California Street, Suite 1460 San Francisco, CA 94104	7,911,342		7.4%
David Fagin **	1,021,287	(2)	*
James Askew **	585,000	(3)	*
Peter Bradford **	1,280,000	(4)	1.2%
Allan Marter **	375,000	(5)	*
Richard Gray **	368,333	(6)	*
Robert Stone **	204,500	(7)	*
Ian MacGregor **	180,000	(8)	*
Directors and Executive Officers as a group (8 persons)	4,089,120	(9)	3.7%

Notes:

*	Indicates less than one percent.

**	The address of these persons, unless otherwise noted, is c/o Golden Star Resources Ltd., 10579 Bradford Road, Suite 103, Littleton, Colorado 80127 USA.

(1)	Amounts shown include Common Shares issuable pursuant to options or warrants within the next 60 days.

(2)	Includes stock options entitling the holder to acquire 469,400 Common Shares.

(3)	Includes stock options entitling the holder to acquire 380,000 Common Shares.

(4)	Includes stock options entitling the holder to acquire 863,000 Common Shares and warrants entitling the holder to acquire 120,000 Common Shares.

(5)	Includes stock options entitling the holder to acquire 320,000 Common Shares and warrants entitling the holder to acquire 5,500 Common Shares.

(6)	Includes stock options entitling the holder to acquire 315,333 Common Shares and warrants entitling the holder to acquire 10,000 Common Shares.

(7)	Includes stock options entitling the holder to acquire 199,500 Common Shares.

(8)	Includes stock options entitling the holder to acquire 160,000 Common Shares.

(9)	The directors and officers, numbering eight, collectively hold options entitling the holders to acquire 2,782,233 Common Shares and warrants entitling the holders to acquire 135,500 Common Shares.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.      Compensation of Directors

1.      Cash

During the year ended December 31, 2002, the Company paid a total of $90,500 to its non-employee directors. This amount consisted of the following annual fees:

•	$24,000 to its Chairman;

•	$6,000 to the non-employee directors (excluding the Chairman);

•	$12,000 to the Chairman of the Audit Committee;

•	$8,000 to the Chairman of the Compensation Committee

•	$6,000 to the Chairman of the Legal and Corporate Governance Committee.

For 2002 the Company also paid the following fees for attending a meeting:

•	$1,500 to its Chairman for attending a Board meeting;

•	$750 to its non-employee directors for attending a Board meeting; and

•	$500 to its non-employee directors for attending a committee meeting.

Effective January 1, 2003, directors compensation was adjusted so that the Company pays the following annual fees:

•	$60,000 to the Chairman;

•	$20,000 to the non-employee directors (excluding the Chairman); plus

•	$10,000 to the Chairman of the Audit Committee;

•	$10,000 to the Chairman of the Legal and Corporate Governance Committee; and

•	$5,000 to the Chairman of the Compensation Committee.

Effective January 1, 2003, the Company also adjusted the fees to be paid to non-employee directors for attending a meeting as follows:

•	$1,000 for attending a Board meeting; and

•	$750 for attending a committee meeting.

Directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connection with the performance of their duties as directors.

2.          Stock Options

The Company’s Amended and Restated 1997 Stock Option Plan (the “Plan”) provides for the automatic grant of an option to purchase 40,000 Common Shares to each person who becomes a non-employee director, as of the date such person first becomes a non-employee director, provided that, within the previous year, such person was not granted any other stock options by the Company.

In addition, under the Plan, each non-employee director is automatically granted stock options to purchase 10,000 Common Shares as of the date of the first Board meeting after the end of each financial year, provided that in respect of the first additional option to be granted, at least eight months shall have elapsed since the initial automatic option grant of 40,000 Common Shares. The Board may, at its discretion, grant additional options to non-employee directors from time to time. All options granted to the non-employee directors under the Plan vest immediately and have a ten-year term.

During the financial year ended December 31, 2002, the Company granted to its non-employee directors options to purchase a total of 200,000 Common Shares at exercise prices of Cdn$1.16. No options were exercised by non-employee directors in 2002.

The Company has occasionally granted, as additional compensation to its non-employee directors, options to purchase Class B shares of Guyanor Ressources S.A. (“Guyanor”), a 73% owned subsidiary of the Company traded on the Nouveau Marche and the Toronto Stock Exchange (“TSX”), from the Class B shares that the Company owns. The term of each option is ten years, and the options vest immediately. During the fiscal year ended December 31, 2002, the Company did not grant non-employee directors any options to purchase Class B shares of Guyanor.

B.      Compensation of Officers

1.         Executive Officers

As of April 1, 2003, the executive officers of the Company, their ages and their business experience and principal occupation during the past five years were as follows:

Name	Age	Office and Experience	Officer Since

PETER J. BRADFORD	44	President and Chief Executive Officer since November 1999 and a member of the Board of Directors since August 2000; director of Anvil Mining N.L. since 1998; Managing Director of Anvil Mining from May 1998 to October 1999; and Managing Director of Strategic Planning & New Business of Ashanti Goldfields Company Ltd. from October 1996 to April 1998.	1999

RICHARD Q. GRAY	44	Senior Vice President since May 2002 (prior to May 2002 Vice President), Chief Operating Officer since June 2001, Vice President, Ghana since January 2000 and Managing Director of Bogoso Gold Limited since November 1999; General Manager of Bogoso Gold Mine from March 1998 to October 1999; Operations Director of Gencor International Gold from April 1996 to February 1998.	2000

ALLAN J. MARTER	55	Senior Vice President since May 2002, (prior to May 2002 Vice President) Chief Financial Officer since November 1999, and Secretary of the Company since June 2001; principal of Waiata Resources, Littleton (mining financial advisory services) from 1996 to 1999.	1999

DOUGLAS A. JONES	48	Vice President, Exploration since March, 2003; Chief Geologist of AurionGold Ltd. (formerly Delta Gold Ltd.) from 1998 through 2002.	2003

2.          Summary Compensation

The following table sets forth the compensation received during each of the Company’s last three fiscal years by the Chief Executive Officer of the Company and by the Company’s other executive officers (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
					Awards

					Securities	Securities
		Annual Compensation			Underlying	Underlying
					Company	Guyanor	All Other
Name and Principal		Salary	Bonus		Options	Options	Compensation
Position	Year	($)	($)		(#)	(#)	($)

Peter Bradford	2002	175,000	109,000	(1)	90,000	0	3,215	(4)
President and Chief	2001	175,050	65,716		250,000	75,000	1,697	(4)
Executive Officer	2000	175,000	0		0	0	1,717	(4)
Allan Marter	2002	135,000	49,000	(2)	43,000	0	5,154	(5)
Senior Vice President,	2001	133,450	31,009		75,000	50,000	4,823	(5)
Chief Financial Officer	2000	133,750	0		75,000	0	1,120	(5)
and Secretary
Richard Gray	2002	150,000	38,000	(3)	29,000	0	1,539	(4)
Senior Vice President	2001	150,000	21,094		200,000	0	1,650	(4)
and Chief Operating	2000	150,000	7,500		150,000	0	1,700	(4)
Officer

Notes:

(1)	2002 bonus includes 17,000 Common Shares valued at $35,002; the value of the Common Shares was calculated using the closing price on the TSX of the Common Shares (Cdn$2.06) on the date of the grant.

(2)	2002 bonus includes 8,000 Common Shares valued at $16,480; the value of the Common Shares was calculated using the closing price on the TSX of the Common Shares (Cdn$2.06) on the date of the grant.

(3)	2002 bonus includes 8,000 Common Shares valued at $16,480; the value of the Common Shares was calculated using the closing price on the TSX of the Common Shares (Cdn$2.06) on the date of the grant.

(4)	This amount represents premiums paid for life insurance for the benefit of this executive.

(5)	This amount includes $4,050 in 2002 and 2001 and $338 in 2000 for contribution to this executive’s 401(k) Plan and $1,104 in 2002, $773 in 2001 and $782 in 2000 for premiums paid for life insurance for the benefit of this executive.

3.          Stock Option Plan

The Company’s Amended and Restated 1997 Stock Option Plan (referred to herein as the “Plan”) provides to certain key employees, consultants and directors of the Company and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Company through the acquisition of Common Shares pursuant to the exercise of stock options. The Plan consists of two components: (i) a discretionary component, under which options may be granted to employees, consultants and directors (including non-employee directors), and (ii) a non-discretionary component, under which options are automatically granted, upon appointment or election and on an annual basis, to non-employee directors.

The Plan is currently administered by the Compensation Committee. The Compensation Committee has the authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Plan. Subject to certain other limitations, the maximum number of Common Shares that can be issued under the Plan is 9,000,000. As at April 1, 2003 out of the total of 9,000,000 Common Shares reserved for issuance under the Plan, 789,365 remain available for grant. Certain provisions of the Plan are described below. See “Election of Directors - Compensation of Directors - Stock Options”.

Options granted under the discretionary component of the Plan are exercisable over a period determined by the Board, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the closing price of the Common Shares on the stock exchange in which the Common Shares principally trade, on the day immediately preceding the date of grant. In addition, such options may be subject to vesting conditions established by the Board and provided in the option agreement evidencing the grant of such option.

i)      Stock Option Grants

The following table sets forth the options granted to the Named Executive Officers during the last fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR
(all $ amounts in Canadian dollars)

					Potential Realizable Value
					at Assumed Annual Rates of
					Stock Price Appreciation for
	Individual Grants				Option Term(1)

	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	(Cdn$/Sh)	Date	5% (Cdn$)	10% (Cdn$)

Peter Bradford	90,000	14.1	1.16	01/30/12	65,700	166,400
Allan Marter	43,000	6.7	1.16	01/30/12	31,400	79,500
Richard Gray	29,000	4.5	1.16	01/30/12	21,200	53,600

Notes:

(1)	In accordance with the rules of the SEC, these amounts are the hypothetical gains or “option spreads” that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

(2)	All options are granted with an exercise price equal to the market price of the Common Shares on the date of the grant. All options vest one-third on grant, and one-third on the second and third anniversary dates of granting.

(3)	On April 1, 2003 the closing price of the Common Shares on the TSX was Cdn$2.52.

ii)      Stock Option Exercises and Year-End Option Values

The following table sets forth information concerning the fiscal year-end value of unexercised options of the Company and Guyanor held by the Named Executive Officers. There were no exercises of stock options to purchase Common Shares or Class B shares of Guyanor during the fiscal year ended December 31, 2002 by the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES
(all $ amounts in Canadian dollars)

		Common				Value of Unexercised In-the-
		Shares		Number of Securities		Money Options at Fiscal
		Acquired		Underlying Unexercised		Year End
		on	Value	Options at Fiscal Year End		(Cdn$)(1)
	Granted	Exercise	Realized
Name	By	(#)	(Cdn$)	Exercisable	Unexercisable	Exercisable	Unexercisable

Peter Bradford	Company	0	N/A	796,667	143,333	1,301,533	261,067
	Guyanor	0	N/A	50,000	25,000	0	0
Allan Marter	Company	0	N/A	289,333	53,667	445,190	96,880
	Guyanor	0	N/A	33,333	16,667	0	0
Richard Gray	Company	0	N/A	293,001	85,999	484,987	158,973
	Guyanor	0	N/A	0	0	0	0

Note:

(1)	For all unexercised options held as of December 31, 2002, the aggregate dollar value provided is the excess of the market value of the shares underlying those options over the exercise price of those options. On December 31, 2002, the closing price of the Common Shares was Cdn$2.90 on the TSX and the closing price of the Guyanor Class B shares was Cdn$0.19 on the TSX. On April 1, 2003, the closing price of the Common Shares was Cdn$2.52 on the TSX and the closing sale price of the Guyanor Class B shares was Cdn$0.18 on the TSX.

4.       Bonus Plans

The Company has an Employees’ Stock Bonus Plan (the “Stock Bonus Plan”) for any full-time or part-time employee (whether or not a director) of the Company or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Company or any of its subsidiaries. Up to 900,000 Common Shares may be issued under the Stock Bonus Plan. The Stock Bonus Plan is currently administered by the Board and provides that the Board may grant bonus Common Shares on terms that the Board may determine, within the limitations of the Stock Bonus Plan and subject to the rules of applicable regulatory authorities. In addition, in any calendar year such grants are limited to 1% of the total number of Common Shares which were issued and outstanding at the end of the preceding fiscal year (with no more than 0.5% being issuable to insiders of the Company).

A total of 445,820 Common Shares have been issued under the Stock Bonus Plan to April 1, 2003 including 107,000 Common Shares in 2002. In 2002, Messrs. Bradford, Marter and Gray received 30,000, 14,000 and 15,000 Common Shares, respectively, under the Stock Bonus Plan.

In 2001, the Company adopted an Executive Management Performance Bonus Plan (the “Executive Bonus Plan”) under which the Company’s executive officers and certain other management personnel are eligible for bonuses, including bonuses under the Stock Bonus Plan and cash bonus awards. Bonuses are awarded under the Executive Bonus Plan at the discretion of the Company’s Board of Directors, based on the Board’s evaluation of the performance of both the Company and the participant measured against performance objectives established each year.

SECURITIES UNDER COMPENSATION PLANS TABLE

			Number of Securities
			Remaining Available for
	Number of Securities to		Future Issuance Under
	be Issued upon	Weighted Average	Equity Compensation
	Conversion of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities reflected in
Plan Category	Warrants and Rights	Warrants and Rights	Column (a)

Equity Compensation Plans Approved by Shareholders	4,489,144 (1)	$0.87	789,365
Equity Compensation Plans Not Approved by Shareholders	1,794,294 (2)	$1.02	0
Total	6,283,438	$0.91	789,365

Notes:

(1)	Includes Common Shares issued pursuant to the Plan.

(2)	Includes warrants issued as compensation to brokers under financing arrangements and warrants issued to third parties in property acquisition transactions.

5.          Employment, Change of Control Agreements and Other Agreements

All the Named Executive Officers currently employed by the Company have agreements with the Company in respect of their employment with the Company. The base salary amounts payable under these employment agreements are reviewed annually by the Compensation Committee.

The employment agreement with Mr. Bradford is for an indefinite term and may be terminated by the Company without cause provided that the Company pays in cash to Mr. Bradford in a lump sum at the time of termination six months of salary and benefits plus one additional month of salary and benefits for each additional full month worked for the Company up to a maximum of 24 months of salary and benefits.

If Mr. Bradford’s employment is terminated as a result of a change in control of the Company, the Company shall pay in cash to Mr. Bradford in a lump sum at the time of termination a sum equal to 24 months of salary and benefits. A change in control includes: (i) the acquisition by any person of a sufficient number of the outstanding voting securities of the Company to materially affect the control of the Company; (ii) a majority of the Board of the Company shall be individuals who are not nominated by the Board of the Company; (iii) the Company is merged or consolidated with any person (and the Company is not the surviving corporation); (iv) all or substantially all of the assets of the Company are acquired by another person; or (v) Mr. Bradford’s office, station or duties are materially reduced or adversely changed as a result of the occurrence of one of the events mentioned above in this paragraph in (i), (ii), (iii) and (iv).

In the case of Mr. Marter, his employment can be terminated by the Company upon a three-month written notice or, at the Company’s option, by paying in cash to Mr. Marter a lump sum equivalent to three months of salary. The employment of Mr. Marter can also be terminated as a result of a change in control (as defined above) by paying him a lump sum equal to three months of salary plus one additional month of salary for each additional full year worked for the Company up to a maximum of 12 months.

Mr. Gray is employed by the Company’s subsidiary, Bogoso Gold Limited (“BGL”). Mr. Gray’s employment can be terminated by the Company upon a three-month written notice or, at the Company’s option, by paying in cash to Mr. Gray a lump sum equivalent to three months of salary. The employment of Mr. Gray can also be terminated as a result of a change in control (as defined above) by paying him a lump sum equal to three months of salary plus one additional month of salary for each additional full year worked for the Company up to a maximum of 12 months.

On March 21, 2003 the Company entered into an employment agreement with Dr. Douglas A. Jones. The agreement provides for an annual salary of $130,000 and the initial grant of 225,000 options to acquire shares of the Company at a price equal to the closing price of the shares on the TSX on the business day immediately preceding the grant of the options and that vest one-third on grant, and one-third on the second and third anniversary dates of granting. The agreement is on a year to year basis unless either party gives prior written notice to the other of its election to terminate the agreement or subject to the following provisions: the agreement provides that in the event of termination without cause, Dr. Jones is entitled to the payment of a lump sum equal to three months salary; upon termination resulting from a change of control, he is entitled to a lump sum equal to three months salary plus one additional month of salary for each additional full year worked for the Company up to a maximum of 12 months.

C.          Compensation Committee Report on Executive Compensation

The members of the Compensation Committee are Messrs. James Askew (Chairman) and Robert Stone. Mr. Ernest Mercier was the Chairman until his death in July, 2002.

The mandate of the Compensation Committee includes approving compensation arrangements for all executive officers of the Company and its controlled subsidiaries (subject to the approval of the board of directors of the subsidiaries, if required). Cash and benefits compensation is provided for in agreements that have been negotiated and entered into with the Chief Executive Officer and the Vice-Presidents of the Company as described above. At the time such agreements were entered into, the Compensation Committee considered the compensation levels for such positions to be comparable to those of other public junior gold producing companies. Subsequent adjustments have reflected, among other things, merit, cost of living and special living conditions. Executive salaries are reviewed on a yearly basis and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive’s position and an evaluation of each individual’s role and performance in advancing the successful development of the Company, the officer’s performance in general, the Company’s performance and a comparison of salary ranges for executives of other companies in similar businesses. In February 2000, the Board, upon recommendation of the Compensation Committee, adopted a remuneration matrix based essentially on these criteria, which remained unchanged in 2002.

The Compensation Committee considers that an essential element of the compensation arrangements for executive officers should consist of options to purchase Common Shares and the granting of stock bonuses to provide appropriate incentive for individual and group effort. In determining the amount of stock options and stock bonuses to be granted, the Compensation Committee considers, among other things, the officer’s position, salary, and performance both overall and against specific objectives, which relates to the officer’s accomplishments and the Company’s performance. In February 2000, the Board, upon recommendation of the Compensation Committee, adopted a new guide for determining option awards based on multiples that are function of the Company’s and the executive’s performance. The Company granted stock options to three executive officers in 2002 based on this new guide.

THE COMPENSATION COMMITTEE James Askew, Chairman Robert Stone

D.          Performance Graph

The following graph shows the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 1997 through 2002, together with the total shareholder return of the TSX 300 Composite Index and the TSX Gold and Precious Metals Index. The graph assumes an initial investment of Cdn$100 at December 31, 1997 and is based on the trading prices of the Common Shares on the TSX for the dates indicated. Because the Company did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.

	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02

Golden Star Resources Ltd.
Dollar Value	100	31.00	27.20	13.20	18.00	58.00
Annualized Return Since base year		-69.0%	-47.8%	-49.1%	-34.9%	-10.3%
Return over previous year		-69.0%	-12.3%	-51.5%	36.4%	222.2%
TSX 300 Composite Index
Dollar Value	100	96.8	125.6	133.4	114.8	98.7
Annualized Return Since base year		-3.2%	12.1%	10.1%	3.5%	-0.3%
Return over previous year		-3.2%	29.7%	6.2%	-13.9%	-14.0%
TSX Gold and Precious Metals Index*
Dollar Value	100	92.8	76.4	68.0	79.6	113.4
Annualized Return Since Base Year		-7.2%	-12.6%	-12.0%	-5.6%	2.6%
Return over previous year		-7.2%	-17.7%	-11.0	16.9%	42.5%

* The Toronto Gold and Silver Index was discontinued during the period and replaced by the Canadian Gold Index. The Index for December 31, 2002 was estimated by adjusting the December 31, 2001 return on the Gold and Silver index for the return indicated by the Canadian Gold Index during 2002.

AUDIT COMMITTEE REPORT

The Committee has reviewed and discussed with management of the Company the audited financial statements of the Company for the fiscal year ended December 31, 2002 (the “Audited Financial Statements”).

The Committee has discussed with PricewaterhouseCoopers LLP, independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61.

The Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers LLP its independence and has considered the compatibility of the non-audit services which it provides with maintenance of that independence.

Based on the reviews and discussions described above, the Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

On May 18, 2000 the Board adopted a written charter of the Audit Committee, a copy of which has been filed with the SEC and which can be obtained by contacting the Secretary of the Company at 10579 Bradford Road, Suite 103, Littleton, Colorado 80127-4247, USA.

THE AUDIT COMMITTEE David Fagin, Chairman Ian MacGregor Robert Stone

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The bylaws of the TSX require each listed company incorporated in Canada to disclose annually its compliance with corporate governance standards established through TSX guidelines. Certain changes to the guidelines are being proposed in the context of the corporate governance standards that should be applicable generally in Canada, in part as a response to recent U.S. developments. The following statement is responsive to the guidelines currently in force.

Mandate of Board

The Board is required to supervise the management of the business and affairs of the Company. It establishes overall policies and standards for the Company. The Board expects management to conduct the business of the Company in accordance with the Company’s ongoing strategic plan as adopted by the Board. The Board regularly reviews management’s progress in meeting these expectations. The directors are kept informed of the Company’s operations at meetings of the Board and its Committees and through reports and analyses and discussions with management. The Board normally meets five times a year in person or by telephone conference, with additional meetings being held as needed. In 2002, there were a total of six meetings of the Board. Each incumbent director attended all of the meetings of the Board and meetings of committees on which he served.

The following is a summary of how the Board handles matters pertaining to strategic planning, risk management, communication and control systems, and management and succession:

1.	Each year the Board reviews and approves planning assumptions and detailed monthly budgets for the following year and annual projections for the following five years. The Board monitors performance against budget through reporting by management in the form of monthly reports and Board papers.

2.	The Board seeks to identify principal risks of the Company’s business which are wide-ranging because of the nature of the Company’s business, including risks associated with operating in developing countries, maintaining control of the Company’s assets and funds, political risks, exchange controls, environmental and safety risks, government regulation problems, title uncertainties, civil unrest, the availability of skilled management and labour.

3.	The Board annually considers the overall performance of management to identify areas where additional skills may be required and to consider the measures required to ensure sufficient management depth for the management of the Company in the event of the loss of any of the Company’s executive management team.

4.	The Chief Executive Officer and the Chief Financial Officer provide shareholder communication on behalf of the Company.

5.	The Board has the responsibility to periodically review the environmental and safety policies adopted by the Company and its affiliates and has established a Policy on Safety, Community Relations and Environment.

Decisions requiring Board Approval

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. The Board has adopted Policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters that must by law be approved by the Board, the Board approves, among other things, the terms of acquisitions and dispositions of the mineral properties of the Company and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board’s approval. The Board receives monthly reports on operational, financial and business development matters. Finally, because of its relatively small size, the Board is very flexible and management is able to liaise regularly with the Board to discuss and seek approval for various activities.

Composition of the Board and Independence from Management

The Board is currently composed of five directors, all of whom are being nominated for election as directors at the Meeting. Except for Mr. Peter Bradford, President and Chief Executive Officer of the Company, the members of the Board are unrelated or outside members with no other affiliation with the Company.

The non-management members have a variety of experience and skills, including the areas of accounting, banking, investment banking, mining, metallurgy, and law. The Legal and Corporate Governance Committee is responsible for assessing annually the performance of Board members individually and the effectiveness of the Board as a whole and its Committees. The education of new members is managed informally through furnishing records and reports and through meeting with executives as desired.

The Board periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. See “Compensation of Directors” above. In addition to cash compensation, the directors receive options under the Plan and have also received options on shares of Guyanor, the Company’s publicly traded subsidiary. The Board believes the emphasis on compensation through options is particularly appropriate in a resource business where increasing shareholder value is a significant relevant measure of progress.

Board Committees

i)      Audit Committee

The Audit Committee is currently comprised of Messrs. David Fagin (Chairman), Ian MacGregor and Robert Stone. Each of the members of the Audit Committee is independent as defined by AMEX. The primary duties and responsibilities of the Audit Committee, as set out in its charter (which, as stated in the Audit Committee Report, will be revised to reflect new regulatory requirements), are to review the financial reporting process, the system of internal control, the audit process, the Corporate Control Policy and the Company’s process for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee maintains effective working relationships with the Board, management and the external auditors. To effectively perform his role, each committee member must obtain and maintain an understanding of the detailed responsibilities of committee membership as well as the Company’s business, operations, and risks. The Audit Committee also recommends to the Board the auditors to be appointed and recommends their compensation. In addition, the Audit Committee recommends to the Board for approval the annual and quarterly financial statements, the annual and quarterly reports and certain other documents required by regulatory authorities. In connection with risk assessment, the Audit Committee reviews among other things the nature and adequacy of insurance coverage. The Audit Committee met four times during 2002.

ii)      Compensation Committee

The Compensation Committee is composed of two non-employee directors, Messrs. James Askew (Chairman) and Robert Stone. The Compensation Committee, subject to Board approval, supervises the selection, evaluation and determination of compensation of top executives, sets corporate-wide policy with respect to compensation and benefits, and administers the Company’s 1997 Stock Option Plan and the Employee’s Stock Bonus Plan. The Compensation Committee also recommends to the Board the descriptions, definitions and limits to management’s authorities and approval of objectives and goals for top management in general terms. The Compensation Committee met once in 2002.

iii)      Legal and Corporate Governance Committee

The Board established the Legal and Corporate Governance Committee in July 2002, in response to legislative and regulatory changes and increasing awareness and recognition of the importance of corporate governance issues, with a broad mandate to advise and make recommendations to the Board concerning all corporate governance issues, including Board and Committee jurisdiction, composition and remuneration; adoption and implementation of policies designed to ensure that the Company follows best practices in corporate governance; and oversight of compliance with legislation, rules, regulations and guidelines enacted and adopted by governments, securities regulators and stock exchanges to whose jurisdiction the Company is subject. The Legal and Corporate Governance Committee is also responsible for recommending nominees to the Board for eventual proposal as candidates for election as directors at the annual meeting of shareholders. The Legal and Corporate Governance Committee will consider Board nominees recommended by shareholders. It has not yet established procedures to be followed by shareholders submitting such recommendations. The Legal and Corporate Governance Committee meets as frequently as required to discharge its responsibilities. The Legal and Corporate Governance Committee is currently composed of three non-employee directors, Messrs. Ian MacGregor (Chairman), David Fagin and Robert Stone.

Shareholder Communications

The Company believes that it is important to maintain good shareholder relations. The President and the Chief Financial Officer are responsible for shareholder communications and investor relations. The Company maintains a web site to facilitate shareholder communications. The Company attempts to deal with the few concerns or complaints expressed to it by shareholders in an effective and timely manner.

PRINCIPAL ACCOUNTING FIRM FEES

The Company incurred the following fees for services performed by its principal accounting firm, PricewaterhouseCoopers LLP, during fiscal 2002:

Audit Fees

Fees for the fiscal year 2002 audit and reviews of quarterly financial statements: $86,000, of which $61,500 has been billed to December 31, 2002.

Financial Information Systems Design and Implementation Fees

PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for fiscal year 2002 are $46,987 (includes fees for tax consulting and compliance).

The audit committee of the board of directors has considered the level of non-audit services provided by the auditors in its determination of auditor independence.

LIABILITY INSURANCE

The Company has purchased insurance and has, in addition, agreed to indemnify directors and officers of the Company against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as a director or officer of the Company. The indemnification is extended to directors and officers provided that they have acted honestly and in good faith with a view to the best interests of the Company and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition that the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in respect of directors and officers as a group was $111,890; the policy coverage is $5,000,000 per claim and in aggregate in any policy year. Expenses for the Company per claim not covered by the policy range between nil and $250,000.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No directors, nominees for election as directors, executive officers or members of their immediate family were indebted to the Company, directly or indirectly, at any time since the beginning of the Company’s last fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships

Certain directors and officers of the Company are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation as director or otherwise in corporations, partnerships or joint ventures, which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Company. As required by law, each of the directors of the Company is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Company.

When the Company acquired its initial 70% interest in Bogoso Gold Limited (“BGL”) in September 1999, Mr. Peter Bradford was Managing Director of Anvil Mining NL (“Anvil”). He subsequently joined the Company as President and Chief Executive Officer in November 1999, and has continued to serve as a director on the board of directors of Anvil. Anvil acquired its 20% interest in BGL at the same time as the Company, in September 1999. In 2001, Anvil severed its business relationship with Golden Star by selling its 20% interest in BGL to Golden Star.

Mr. MacGregor is counsel at Fasken Martineau DuMoulin LLP, a law firm based in Toronto, Canada which has provided a nominal amount of legal services to the Company during 2002, and serves as a director of the Company.

Compensation Committee and Insider Participation

Messrs. David Fagin, James Askew, Ian MacGregor and Robert Stone were members of the Compensation Committee in 2002. Neither Messrs. Ian MacGregor nor Robert Stone has ever been an officer or employee of the Company. Mr. David Fagin has not been an officer of the Company since 1996, while Mr. James Askew was President of the Company from March 1999 through October 1999. All relationships between these directors and the Company and its subsidiaries required to be disclosed have been disclosed elsewhere in this proxy statement.

Related Transaction

No insider of the Company, nor any associate or affiliate of an insider, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, nor has any director of the Company been involved, directly or indirectly, in any business or professional relationship with the Company in connection with the provision by the director or the Company of property, services or financing to the other since January 1, 2002 other than as set forth herein or as previously disclosed.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Board of Directors of the Company, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors’ Report thereon, the election of directors, and the appointment of auditors.

(a)	Report to Shareholders

The Board of Directors of the Company have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 2002.

(b)	Election of Directors

The term of office of the current directors of the Company will expire at the Meeting or when their successors are duly elected or appointed. The Articles of the Company provides that the number of directors shall consist of a minimum of three and a maximum of 15 directors. The Board is currently composed of five directors, two of whom are Canadian residents. The Company’s Bylaws require that at least 25% of the directors of the Company be resident Canadians.

It is proposed to nominate the five persons listed below for election as directors of the Company to hold office until the next annual meeting of shareholders or until his successor is elected or appointed pursuant to relevant provisions of the Bylaws of the Company or the Company’s governing statute. All such proposed nominees are currently directors of the Company.

It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the Board of Directors. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his Common Shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Company.

In order to be effective, this ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director; all positions and offices in the Company presently held by him; his present principal occupation or employment; the date of his first appointment as a director; his municipality of residence and his age. See “Voting Shares and Security Ownership of Certain Beneficial Owners and Management” for the number of Common Shares of the Company that each nominee has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised.

Name, Municipality of		Date of First
Residence and Position		Appointment
with Company	Present and Principal Occupation for the Past Five Years	as Director	Age

JAMES E. ASKEW Denver, Colorado Director(1)	Managing Director and Chief Executive Officer of Black Range Minerals NL since November 1999; director of Ausdrill Limited, Climax Mining Limited and Sino Gold Limited; President and Chief Executive Officer of the Company from March 1999 to October 1999; President and Chief Executive Officer of Rayrock Resources Inc. from September 1998 to March 1999; and President and Chairman of International Mining and Finance Company since 1997.	June 15, 1999	54

PETER J. BRADFORD Littleton, Colorado Director, President and Chief Executive Officer	President and Chief Executive Officer of the Company since November 1999; director of Anvil Mining N.L. since 1998 and Managing Director of Anvil Mining from May 1998 to October 1999; and Managing Director of Strategic Planning & New Business of Ashanti Goldfields Company Ltd. from October 1996 to April 1998.	August 8, 2000	44

DAVID K. FAGIN Englewood, Colorado Director(2)(3)	Director on the boards of Pacific Rim Mining Company, Canyon Resources Corporation and of the public mutual funds of T. Rowe Price Associates, Inc.; and Chairman and Chief Executive Officer of Western Exploration from July 1997 to January 2000.	May 15, 1992	65

IAN MacGREGOR Toronto, Ontario Director(2)(3)	Counsel of Fasken Martineau DuMoulin LLP (Barristers and Solicitors) since February 2000 and prior thereto, a partner of Fasken Martineau DuMoulin LLP.	April 3, 2000	68

ROBERT R. STONE Vancouver, British Columbia Director(1)(2)(3)	Non-executive Chairman of the Board since June 1999; former director of Chell Corporation and current Chairman of Mainsborne Communications International Inc.	September 30, 1997	60

Notes:

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Legal and Corporate Governance Committee.

(4)	May 15, 1992 represents the date of the Company’s formation upon the amalgamation of Golden Star Resources Ltd. (“Golden Star”) and South American Goldfields Inc. Mr. Fagin was, prior to the amalgamation, director of Golden Star serving since February 3, 1992.

(5)	The Company does not have an Executive Committee.

There are no family relationships among any of the director nominees or directors or executive officers of the Company.

See “Statement of Corporate Governance Practices” for information on Board committees and directors’ meeting attendance.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the election of the above directors.

(c)	Appointment of Auditor

It is proposed to approve an ordinary resolution to appoint the firm of PricewaterhouseCoopers LLP as auditor of the Company to hold office until the close of the next annual general meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns as provided by law and by the Company’s by-laws and to authorize the directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Company. Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the appointment of the above auditor and to authorize the directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors.

AVAILABILITY OF DOCUMENTS

The following documents, filed or to be filed with various securities commissions or similar authorities in the USA and various provinces of Canada, may be obtained, after filing, by shareholders of the Company on request without charge from the Secretary of Golden Star Resources Ltd., 10579 Bradford Road, Suite 103, Littleton, Colorado, USA 80127-4247 (Tel.: (303) 830-9000; Toll Free: (800) 553-8436; Fax: (303) 830-9094):

a)	the Company’s Annual Report on Form 10-K or Annual Information Form for the year ended December 31, 2002, as may be amended, together with any document, or the pertinent pages of any document, incorporated by reference therein; and

b)	comparative audited consolidated financial statements of the Company and the notes thereto as at and for the fiscal years ended December 31, 2002, 2001 and 2000, together with the report of the auditors thereon, and any interim financial statements of the Company that may be subsequently filed.

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

The following financial statements and information of the Company accompany and form part of, and are specifically incorporated by reference into, this Management Information Circular: (a) Consolidated Balance Sheets as of December 31, 2002 and 2001, and Consolidated Statements of Operations, Consolidated Statement of Changes in Shareholders’ Equity, and Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000; (b) the Notes to the Consolidated Financial Statements; (c) the Auditors’ Report on such financial statements; (d) the report on Management’s Responsibility for Financial Information; and (e) Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The reports of the Compensation and Audit Committees and the information under the heading “Performance Graph” shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

2002 ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 2002 accompanies this Management Information Circular. The consolidated financial statements of the Company, the accompanying notes and report of the independent auditors, the selected financial data for each of the years ended December 31, 2002, 2001 and 2000 and management’s discussion and analysis of the Company’s financial condition and results of operations are included in the Annual Report.

2004 SHAREHOLDER PROPOSALS

To be eligible for inclusion in the Company’s proxy statement for the year 2004 Annual Meeting of Shareholders, shareholder proposals prepared in accordance with the proxy rules must be received at the Company’s corporate office, 10579 Bradford Road, Suite 103, Littleton, Colorado, USA 80127, Attention: Corporate Secretary, on or before January 22, 2004.

OTHER MATTERS

Management of the Company is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote the shares represented thereby in accordance with their best judgment on such matter.

GENERAL

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of Common Shares. If a majority of the Common Shares represented at the Meeting should be withheld from voting for the appointment of PricewaterhouseCoopers LLP as auditors of the Company, the Board of Directors will appoint another firm of chartered accountants based upon the recommendation of the audit committee, which appointment for any period subsequent to the next annual meeting of shareholders will be subject to approval by the shareholders at that meeting.

The contents and the sending of this Management Information Circular have been approved by the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s officers, directors and more than 10% shareholders are required to file beneficial ownership reports under Section 16(a) of the Exchange Act. Mr. Gray reported one transaction late on a Form 4. Based solely on the review of the section 16(a) reports filed by the directors and executive officers, and upon representations from those persons, the Company is not aware of any other delinquent filings.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 24th day of April, 2003.

ON BEHALF OF THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD.

“Peter J. Bradford”	“Allan J. Marter”

Peter J. Bradford President and Chief Executive Officer	Allan J. Marter Senior Vice President and Chief Financial Officer

SUPPLEMENTAL MAILING LIST

RETURN CARD

TO:	GOLDEN STAR RESOURCES LTD. 10579 Bradford Road Suite 103 Littleton, CO 80127 Attn: Investor Relations

The undersigned certifies that the undersigned is the owner of securities of Golden Star Resources Ltd. (the “Company”) and requests that the undersigned be placed on the Company’s Supplemental Mailing List in respect of its interim financial statements.

DATE:

Signature

Name - Please print

Address

Name and title of person
signing if different from name
above (please print)

Note:	If you wish to be included in the Company’s Supplemental Mailing List in order to receive its interim financial statements, please complete and return this card to Golden Star Resources Ltd., 10579 Bradford Road, Suite 103, Littleton, CO 80127, Attention: Investor Relations.

GOLDEN STAR RESOURCES LTD.
ANNUAL GENERAL MEETING OF SHAREHOLDERS — MAY 29, 2003
PROXY
THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION

The undersigned holder of common shares in the capital stock of Golden Star Resources Ltd. (the “Company”) hereby nominates and appoints Peter J. Bradford, President and Chief Executive Officer of the Company, or failing him, Allan J. Marter, Senior Vice President, Chief Financial Officer and Secretary of the Company, or instead of them or any of them,                                                                , as the proxy of the undersigned to attend, act and vote in respect of all common shares registered in the name of the undersigned at the Annual General Meeting (the “Meeting”) of shareholders of the Company to be held at 2:30 p.m. (Toronto time) on Thursday, May 29, 2003 in the Manitoba Room, at The Fairmont Royal York Hotel, 100 Front Street West, in Toronto, Ontario, Canada M5J 1E3, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows, provided that, if no choice is specified herein, or if any instructions given are not clear, the shares shall be voted as if the shareholder had specified an affirmative vote:

1.	To elect the following persons as directors of the Company:

James E. Askew Peter J. Bradford David K. Fagink Ian MacGregor Robert R. Stone	For For For For For	Withhold Withhold Withhold Withhold Withhold

2.	To appoint PricewaterhouseCoopers LLP as the auditors of the Company and to authorize the Board of Directors to fix the auditors’ remuneration:

For	Withhold

     The undersigned hereby revokes any instrument of proxy heretofore given with reference to the said meeting or any adjournment thereof.

     The proxyholder may in his discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the meeting or any adjournment thereof.

DATED this      day of                 , 2003.

Signature

Name of shareholder (Please Print)

Address

Number of common shares held

(PLEASE SEE NOTES ON REVERSE SIDE)

NOTES

1.	The shares represented by this proxy will be voted in accordance with the instructions given herein. IF NO CHOICE IS SPECIFIED HEREIN, OR IF ANY INSTRUCTIONS GIVEN ARE NOT CLEAR, THE SHARES SHALL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AS THE SHAREHOLDER COULD DO IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT THE MEETING.

2.	A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS PROXY TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER’S BEHALF AT THE MEETING. Such right may be exercised by printing in the space provided the name of the person to be appointed, in which case only the person so named may vote the shares at the meeting.

3.	This proxy will not be valid unless it is dated and signed by the shareholder or the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and ceases to be valid one year from its date. If the proxy is executed by an attorney for an individual shareholder or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the proxy instrument.

4.	To be effective, the instrument of proxy must be received by 2:30 p.m. (Toronto time) on Tuesday, May 27, 2003 at the address set forth in the accompanying return envelope (Attention: Proxy Department, CIBC Mellon Trust Company, #6, 200 Queens Quay East, Toronto, Ontario, Canada M5A 4K9).